Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The provision for income taxes differs from the amount which would result by applying the federal statutory income tax rate to “Loss before income taxes” for the years ended December 31, 2021 and 2020.
The reconciliation of the provision computed at the federal statutory rate to the Company's provision (benefit) for income taxes as follows:

	December 31,
	2021		2020
	(In thousands, except percentages)
Tax at federal statutory rate	$(22,489)	(21.0)%	$(4,579)	(21.0)%
State, net of federal benefit	(3,100)	(2.9)%	(922)	(4.2)%
Stock based compensation	341	0.3%	234	1.1%
Fair value adjustments	9,766	9.1%	—	—%
Transaction costs	(1,838)	(1.7)%	—	—%
Other	(990)	(0.9)%	(527)	(2.5)%
Change in valuation allowance	18,310	17.1%	5,794	26.6%
Total provision for income taxes	$—	—%	$—	—%
The Company did not incur income tax expense or benefit for the years ending December 31, 2021 or December 31, 2020.
Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred tax assets and liabilities are as follows:

	December 31,
	2021	2020
	(In thousands)
Deferred tax assets
Net operating loss carryforwards	$51,036	$35,818
Research and development tax credits	7,018	5,286
Stock based compensation	1,250	594
Fixed assets and intangibles	(342)	61
Lease liability	2,798	181
Other timing differences	1,622	565
Total deferred tax assets	$63,382	$42,505
Valuation allowance	$(60,653)	$(42,342)
Net deferred tax assets	$2,729	$163

Deferred tax liabilities
Right of use assets	$(2,729)	$(163)
Total deferred tax liabilities	$(2,729)	$(163)
Net deferred tax assets	$—	$—
Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain.
The Company concluded that it was not more-likely-than-not that tax benefits from operating losses would be realized and, accordingly, has provided a full valuation allowance against its deferred tax assets. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $18.3 million and $5.8 million for the years ended December 31, 2021 and 2020, respectively, due to stock based compensation, current and previous year losses and credits claimed.
As of December 31, 2021, the Company had $193.2 million and $149.9 million federal and state net operating losses (“NOLs”), respectively, available to reduce future taxable income, which will begin to expire in 2034 and 2030 respectively for federal and for state tax purposes. The Company had $147.3 million of federal net operating loss included above and can be carried forward indefinitely.
As of December 31, 2020, the Company had $131.2 million and $118.5 million of federal and state net operating losses available to reduce future taxable income.
The Company also has federal research and developmental tax credit carryforwards of approximately $5.9 million which begin to expire in 2034, and state research and developmental tax credit carryforwards of $5.6 million as of December 31, 2021. The state credits have no expiration date.
Federal and California tax laws impose substantial restrictions on the utilization of NOLs and credit carryforwards in the event of an "ownership change" for tax purposes, as defined in Section 382 of the Internal Revenue Code. Accordingly, the Company's ability to utilize these carryforwards may be limited as the result of such ownership change. Such a limitation could result in limitation in the use of the NOLs in future years and possibly a reduction of the NOLs available.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	December 31,
	2021	2020
	(In thousands)
Balance at beginning of year	$2,861	$2,430
Additions based on tax positions related to the current year	823	431
Balance at end of year	$3,684	$2,861
For the years ended December 31, 2021 and 2020, the amount of unrecognized tax benefits increased $0.8 million and $0.4 million, respectively, due to additional research and development credits generated during the year. As of December 31, 2021 and 2020 the total amount of unrecognized tax benefits was $3.7 million and $2.9 million, respectively. The reversal of the uncertain tax benefits would not affect the Company's effective tax rate to the extent that it continues to maintain a full valuation allowance against its deferred tax assets.
The Company is subject to U.S. federal income taxes and to income taxes in various states in the United States. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations, and require significant judgment to apply. The Company is subject to U.S federal, state and local examinations by tax authorities for all prior years since incorporation. The Company does not anticipate significant changes to its current uncertain tax positions within the next twelve months.
The Company recognizes any interest and/or penalties related to income tax matters as a component of income tax expense. As of December 31, 2021, there were no accrued interest and penalties related to uncertain tax positions.
As of December 31, 2021 and 2020, there were no foreign income taxes or liabilities.